UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
            (Exact name of Registrants as specified in each charter)

                                        811-09353                13-4064344
          Maryland                      811-09849                13-4104947
(State or other jurisdiction    (Commission File Numbers)     (I.R.S. Employer
     of incorporation)                                      Identification Nos.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrants' telephone number, including area code (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Registrants are furnishing the following information pursuant to Regulation FD.

Reema D. Shah has been named Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. (the "Funds"). Thomas Hirschfeld and Richard Parower remain Co-Portfolio Managers of each of the Funds. Ms. Shah is a Managing Director and Investment Officer of J. & W. Seligman & Co. Incorporated, the Funds' investment manager. Her responsibilities include covering the Internet, enterprise software, and software infrastructure sectors.

Ms. Shah joined Seligman in November 2000 from Credit Suisse First Boston, where she was a Senior Data/Transaction Processing Research Analyst. Previous to joining Credit Suisse First Boston she was a Software Research Analyst, specializing in E-Commerce Applications and Tools, with Donaldson, Lufkin & Jenrette's Technology Group. Prior to her position at DLJ, Ms. Shah was a Technology Equity Research Associate with Morgan Stanley Dean Witter Discover Technology Group, specializing in computer services companies.

Ms. Shah graduated magna cum laude from The Wharton School and The College of Arts and Sciences, The University of Pennsylvania, earning a BS in Finance and a BA in Psychology, and earned an MBA from the Kellogg Graduate School of Management at Northwestern University. She has seven years of investment and corporate finance experience.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SELIGMAN NEW TECHNOLOGIES FUND, INC.

Date: January 3, 2005

                                            By: /s/ Lawrence P. Vogel
                                                --------------------------------
                                                Lawrence P. Vogel
                                                Vice President and Treasurer


                                        SELIGMAN NEW TECHNOLOGIES FUND II, INC.

Date: January 3, 2005

                                            By: /s/ Lawrence P. Vogel
                                                --------------------------------
                                                Lawrence P. Vogel
                                                Vice President and Treasurer